UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2009

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2009 (the “Closing Date”), SeaChange B.V. (“SCBV”), a wholly-owned subsidiary of SeaChange International, Inc. (“SeaChange”), and SeaChange entered the Agreement for the Acquisition of the Entire Share Capital of eventIS Group B.V. (the “Share Purchase Agreement”) providing for the purchase by SCBV of all of the outstanding capital stock (the “eventIS Shares”) of eventIS Group B.V. (“eventIS”) from Ventise Holding B.V. (the “Vendor”). eventIS, based in Eindhoven, The Netherlands, provides video on demand and linear broadcast software and related services to cable television and telecommunications companies primarily in Europe.

At the closing, upon acquiring the eventIS Shares, SCBV made a cash payment to the Vendor equal to the sum of (i) the Initial Purchase Price under the Share Purchase Agreement of €24 million (approximately $34.4 million) plus (ii) €1.5 million (approximately $2.2 million) based on an estimated working capital adjustment prepared by the Vendor in accordance with the Share Purchase Agreement. The final working capital adjustment will be determined within 90 days following the closing absent a dispute as to the final adjustment amount.

On each of the first, second and third anniversaries of the Closing Date, SCBV is obligated to make additional fixed payments of deferred purchase price under the Share Purchase Agreement (the “Deferred Fixed Purchase Price Payments”), each such payment to be in an aggregate amount of €2 million (currently approximately $2.8 million), with €1.2 million (currently approximately $1.7 million) payable in cash and €800,000 (currently approximately $1.1 million) payable by the issuance of restricted shares of SeaChange common stock, which will vest in equal installments over three years starting on the first anniversary of the date of issuance (“Restricted Stock”). At the Vendor’s option, up to forty percent of this payment in Restricted Stock may be payable in cash. The number of shares of Restricted Stock issued as a part of a Deferred Fixed Purchase Price Payment will be based on the 10-day volume weighted average of the closing price of SeaChange common stock on the Nasdaq Global Select Market, ending on the applicable anniversary date. All Deferred Fixed Purchase Price Payments under the Share Purchase agreement are subject to reduction should there have been a breach of the representations, warranties, covenants and agreements contained in the Share Purchase Agreement.

Under the earnout provisions of the Share Purchase Agreement, if certain performance goals are met over each of the three periods ending January 31, 2011, January 31, 2012 and January 31, 2013, SCBV will be obligated to make additional cash payments to the Vendor (each, an “Earnout Payment”). With respect to each period, the Earnout Payment will be equal to the sum of: (i) 15% of the revenue derived from sales of eventIS products during such period in excess of a 20% compound growth target based on a baseline amount of €11.8 million (currently approximately $16.9 million), calculated in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”); (ii) 10% of the revenue derived from sales of SeaChange products to qualifying European customers during such period, calculated in accordance with U.S. GAAP; and (iii) 50% of any third party cash payments eventIS receives during such period that are not related to sales of products or services. All Earnout Payments under the Share Purchase agreement are subject to reduction should there have been a breach of the representations, warranties, covenants and agreements contained in the Share Purchase Agreement.

The terms of the Share Purchase Agreement and the transactions contemplated thereby are the result of arm’s length negotiation among the parties.

A copy of the press releases announcing the acquisition are attached hereto as Exhibits 99.1 and 99.2.

Item 2.01. Completion of Acquisition or Disposition of Assets.

See Item 1.01 above.

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibits 99.2 and 99.3, and incorporated herein by reference, is a copy of the press release and prepared remarks of SeaChange, dated September 1, 2009, reporting SeaChange’s financial results for the fiscal quarter ended July 31, 2009 and certain other matters.

The information contained herein, including the portion of the exhibits attached and incorporated herein by reference that reports SeaChange’s financial results, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the financial results portion of the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

As of the date of filing this Current Report on Form 8-K, it is impracticable for SeaChange to provide the financial statements required by Item 9.01(a) of Form 8-K. In accordance with Item 9.01(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than November 18, 2009, the next business day following 71 days after the required filing date for this Current Report.

(b)	Pro Forma Financial Information.

As of the date of filing this Current Report on Form 8-K, it is impracticable for SeaChange to provide the pro forma financial information required by Item 9.01(b) of Form 8-K. In accordance with Item 9.01(b)(2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than November 18, 2009, the next business day following 71 days after the required filing date for this Current Report.

(d)	Exhibits.

The following Exhibits are filed as part of this report, except that the portion of Exhibits 99.2 and 99.3 relating to the reporting of financial results of SeaChange is furnished and not filed:

Exhibit No.	Description
99.1	Press release issued by SeaChange International, Inc., dated September 1, 2009.

99.2	Press release issued by SeaChange International, Inc., dated September 1, 2009.

99.3	Prepared remarks issued by SeaChange International, Inc., dated September 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated: September 1, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by SeaChange International, Inc., dated September 1, 2009.

99.2	Press release issued by SeaChange International, Inc., dated September 1, 2009.

99.3	Prepared remarks issued by SeaChange International, Inc., dated September 1, 2009.